                                                                     Exhibit 4.3


------------------                                           ------------------
     Number                                                        Shares

DMR
------------------                                           ------------------
        COMMON STOCK                                       COMMON STOCK

                              [LOGO OF DIGIMARC]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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
THIS CERTIFICATE IS TRANSFERABLE IN                         CUSIP 253807 10 1       SEE REVERSE FOR CERTAIN DEFIN?
  BOSTON, MA OR NEW YORK, NY                                                        STATEMENT AS TO THE RIGHTS, PR?
                                                                                    PRIVILEGES AND LIMITATIONS OF S?
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  THIS CERTIFIES THAT


is the owner of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE
                              OF $0.001 EACH, OF

                             DIGIMARC CORPORATION

transferable on the books of the Corporation by the holder hereof in person, or by a duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          [SEAL OF DIGIMARC]

      /s/ E. K. Ranjit                                 /s/ Bruce Davis
  CHIEF FINANCIAL OFFICER AND                      PRESIDENT AND CHIEF EXECUTIVE
  SECRETARY                                        OFFICER


                                                    TRANSFER AGENT AND REGISTRAR

                                                 BY    /s/ L. E. Seeley-Roger

                                                            AUTHORIZED SIGNATURE

                             DIGIMARC CORPORATION

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


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
TEN COM - as tenants in common                                       UNIF GIFT MIN ACT  - ............... Custodian ..............
TEN ENT - as tenants by the entireties                                                        (Cust)                    (Minor)
JT TEN  - as joint tenants with right of                                                  under Uniform Gifts to Minors
          survivorship and not as tenants                                                 Act.....................................
          in common                                                                                          (State)
                                                                      UNIF TRF MIN ACT  - ..........Custodian (until age .........)
                                                                                            (Cust)
                                                                                          .................under Uniform Transfers
                                                                                              (Minors)
                                                                                          to Minors Act ..........................
                                                                                                                   (State)

                              Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

_________________________________________

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

                                                                    X _____________________________________________________________

                                                                    X _____________________________________________________________
                                                                      THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                             NOTICE:  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                      PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE
                                                                      WHATEVER.


Signature(s) Guaranteed




By_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM): PURSUANT TO S.E.C. RULE 17Ad-15.
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